UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3275

Smith Barney Investment Funds Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: April 30

Date of reporting period: October 31, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

EXPERIENCE

SEMI-ANNUAL

REPORT

OCTOBER 31, 2005

Smith Barney Hansberger

Global Value Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Smith Barney

Hansberger Global Value Fund

Semi-Annual Report  •  October 31, 2005

What’s

Inside

Fund Objective

The Fund seeks long-term capital growth.

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” “Citigroup Asset Management,” and “Davis Skaggs Investment Management”. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN

Chairman, President and

Chief Executive Officer

Dear Shareholder,

The U.S. economy was surprisingly resilient during the reporting period. While surging oil prices, rising interest rates, and the impact of Hurricanes Katrina and Rita threatened to derail the economic expansion, growth remained solid throughout the period. After a 3.3% advance in the second quarter of 2005, third quarter gross domestic product (“GDP”)i growth grew to 4.3%, marking the tenth consecutive quarter in which GDP growth grew 3.0% or more.

As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates in an attempt to ward off inflation. After raising rates seven times from June 2004 through April 2005, the Fed increased its target for the federal funds rateiii in 0.25% increments four additional times over the reporting period. The Fed again raised rates in early November, after the Fund’s reporting period had ended. All told, the Fed’s twelve rate hikes have brought the target for the federal funds rate from 1.00% to 4.00%. This represents the longest sustained Fed tightening cycle since 1976-1979.

During the six-month period covered by this report, the U.S. stock market, overall, generated positive results, with the S&P 500 Indexiv returning 5.27%. We think encouraging economic news, relatively benign core inflation, and strong corporate profits supported the market during much of the period.

Looking at the reporting period as a whole, small and mid-cap stocks generated superior returns, with the Russell 2000v, Russell Midcapvi, and Russell 1000vii Indexes returning 12.25%, 10.56%, and 6.18%, respectively. From an investment style perspective, growth-oriented stocks outperformed their value counterparts, with the Russell 3000 Growthviii and Russell 3000 Valueix Indexes returning 8.04% and 5.35%, respectively.

Smith Barney Hansberger Global Value Fund          1

Performance Review

For the six months ended October 31, 2005, Class A shares of the Smith Barney Hansberger Global Value Fund, excluding sales charges, returned 5.31%. These shares underperformed the Lipper Global Large-Cap Value Funds Category Average,1 which increased 6.14%. The Fund’s unmanaged benchmark, the MSCI ACWI (All Country World Index) Index,x returned 7.76% for the same period.

Fund Performance as of October 31, 2005 (excluding sales charges) (unaudited)

6 Months
Hansberger Global Value Fund — Class A Shares	5.31%

MSCI ACWI Index	7.76%

Lipper Global Large-Cap Value Funds Category Average	6.14%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.
Current reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, the performance would have been lower.
All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 4.86% and Class C shares returned 4.87% over the six months ended October 31, 2005.

Special Shareholder Notice

The Board of Directors of Smith Barney Investment Funds Inc. (the “Company”) has approved an amendment to the Investment Management Agreement between the Company, on behalf of the Fund, a series of the Company, and Smith Barney Fund Management LLC, the Fund’s manager (the “Manager”). Effective October 1, 2005, the management fee of 0.95% of the Fund’s average daily net assets was replaced with the following fee schedule:

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended October 31, 2005, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 26 funds in the Fund’s Lipper category, and excluding sales charges.

2         Smith Barney Hansberger Global Value Fund

Fee Schedule, Effective October 1, 2005

Average Daily Net Assets	Management Fee Rate
First $1 billion	0.850%

Next $1 billion	0.825%

Next $3 billion	0.800%

Next $5 billion	0.775%

Over $10 billion	0.750%

The terms of the amended Investment Management Agreement are the same in all other material respects as those of the current Investment Management Agreement. The terms of the Sub-advisory Agreement between the Manager and Hansberger Global Investors, Inc. are unchanged.

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Manager, previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing Investment Management Agreement and Sub-advisory Agreement to terminate. The Fund’s shareholders previously approved a new Investment Management Agreement between the Fund and the Manager and new Sub-advisory Agreement, each of which became effective on December 1, 2005.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Smith Barney Hansberger Global Value Fund          3

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President, Chairman and Chief Executive Officer

December 1, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund is subject to certain risks of overseas investing, not associated with domestic investing, including currency fluctuations, changes in political and economic conditions, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

vi	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of June 24, 2005.

vii	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]	The MSCI ACWI (All Country World Index) Index represents the performance of 47 markets in both the developed and emerging markets in Africa, Europe, North America and South America.

4         Smith Barney Hansberger Global Value Fund

Fund at a Glance (unaudited)

Smith Barney Hansberger Global Value Fund 2005 Semi-Annual Report         5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2005 and held for the six months ended October 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	5.31%	$1,000.00	$1,053.10	1.66%	$8.59

Class B	4.86	1,000.00	1,048.60	2.42	12.50

Class C	4.87	1,000.00	1,048.70	2.50	12.91

(1)	For the six months ended October 31, 2005.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waiver and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6         Smith Barney Hansberger Global Value Fund 2005 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,016.84	1.66%	$8.44

Class B	5.00	1,000.00	1,013.01	2.42	12.28

Class C	5.00	1,000.00	1,012.60	2.50	12.68

(1)	For the six months ended October 31, 2005.
(2)	Expenses (net of voluntary fee waiver and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney Hansberger Global Value Fund 2005 Semi-Annual Report         7

Schedule of Investments (October 31, 2005) (unaudited)

SMITH BARNEY HANSBERGER GLOBAL VALUE FUND

Shares	Security	Value

COMMON STOCKS — 95.9%
Australia — 1.0%
12,500	Westpac Banking Corp.	$194,469

Brazil — 2.8%
4,789	Companhia Energetica de Minas Gerais, Sponsored ADR (a)	174,319
5,943	Petroleo Brasileiro SA, ADR (a)	379,758

	Total Brazil	554,077

Canada — 2.6%
9,300	Alcan Inc. (a)	294,717
22,763	Celestica Inc. *	217,614

	Total Canada	512,331

Finland — 1.3%
15,150	Nokia Oyj	254,441

France — 8.1%
7,530	Axa (a)	218,262
3,261	BNP Paribas SA (a)	247,448
6,384	Carrefour SA	283,987
3,400	France Telecom SA	88,459
7,538	Suez SA (a)	204,261
1,483	Total SA	373,762
6,100	Vivendi Universal SA (a)	191,843

	Total France	1,608,022

Germany — 3.1%
2,251	Deutsche Bank AG	211,009
2,318	E.ON AG	210,233
2,728	Linde AG	194,512

	Total Germany	615,754

Hong Kong — 2.1%
18,000	Hutchison Whampoa Ltd.	170,844
277,000	Johnson Electric Holdings Ltd. (a)	250,550

	Total Hong Kong	421,394

Indonesia — 1.0%
423,000	PT Indosat Tbk.	203,700

Italy — 2.4%
14,442	Eni SpA (a)	386,617
17,000	UniCredito Italiano SpA	95,011

	Total Italy	481,628

Japan — 14.4%
19,000	Asahi Glass Co., Ltd. (a)	206,095
49,000	Bank of Yokohama Ltd.	398,949
4,100	Canon Inc.	217,041
16,000	Chugoku Bank Ltd.	247,817
13,900	JS Group Corp. (a)	236,016

See Notes to Financial Statements.

8         Smith Barney Hansberger Global Value Fund 2005 Semi-Annual Report

Schedule of Investments (October 31, 2005) (unaudited) (continued)

Shares	Security	Value

Japan — 14.4% (continued)
84,000	Kawasaki Heavy Industries Ltd. (a)	$220,480
62,000	Marubeni Corp. (a)	290,161
2,500	Nintendo Co., Ltd.	280,715
20,000	Nomura Holdings, Inc.	308,075
2,000	Pioneer Corp. (a)	25,191
49,000	Sumitomo Trust & Banking Co., Ltd.	416,442

	Total Japan	2,846,982

The Netherlands — 2.0%
6,307	ING Groep NV, CVA	182,049
12,500	STMicroelectronics NV	205,922

	Total The Netherlands	387,971

Russia — 1.7%
6,253	LUKOIL, Sponsored ADR (a)	343,915

Singapore — 1.0%
21,213	DBS Group Holdings Ltd.	191,742

South Korea — 3.8%
3,690	Kookmin Bank, Sponsored ADR (a)	215,570
6,000	LG Chem Ltd.	264,755
1,000	Samsung Electronics Co., Ltd., GDR (b)	267,000

	Total South Korea	747,325

Spain — 2.8%
18,946	Banco Santander Central Hispano SA (a)	241,832
28,819	Telefonica Moviles SA (a)	304,921

	Total Spain	546,753

Switzerland — 4.1%
5,071	Lonza Group AG, Registered Shares	291,986
1,030	Nestle SA	306,464
3,727	Novartis AG	200,404

	Total Switzerland	798,854

United Kingdom — 7.9%
2,000	AstraZeneca PLC	89,711
8,500	BP PLC	94,023
8,178	GlaxoSmithKline PLC	212,636
12,341	HBOS PLC	182,097
18,800	HSBC Holdings PLC	294,530
45,821	Kingfisher PLC	171,759
20,000	Unilever PLC	202,655
115,176	Vodafone Group PLC	302,103

	Total United Kingdom	1,549,514

United States — 33.8%
7,820	Alliance Capital Management Holding LP (a)	413,913
5,290	American International Group Inc.	342,792

See Notes to Financial Statements.

Smith Barney Hansberger Global Value Fund 2005 Semi-Annual Report         9

Schedule of Investments (October 31, 2005) (unaudited) (continued)

Shares	Security	Value

United States — 33.8% (continued)
5,202	Bank of America Corp.	$227,535
7,604	Baxter International Inc.	290,701
12,054	Boston Scientific Corp. *	302,797
7,609	Eastman Kodak Co. (a)	166,637
12,355	Gap Inc.	213,494
9,092	General Electric Co.	308,310
6,299	Home Depot Inc.	258,511
3,727	International Business Machines Corp.	305,167
21,494	Interpublic Group of Cos. Inc. *	222,033
9,317	Jones Apparel Group Inc.	254,168
8,852	JPMorgan Chase & Co.	324,160
5,496	Merck & Co. Inc.	155,097
5,513	Merrill Lynch & Co. Inc.	356,912
6,530	MetLife Inc.	322,647
9,628	Microsoft Corp.	247,440
9,783	Pfizer Inc.	212,682
42,225	Tellabs Inc. *	403,671
25,519	Teradyne Inc. (a)*	345,527
3,301	TIMCO Aviation Services Inc. *	409
10,099	Tyco International Ltd.	266,513
43,658	Unisys Corp. *	223,092
7,796	Walt Disney Co.	189,989
7,299	Wyeth	325,243

	Total United States	6,679,440

	TOTAL COMMON STOCKS (Cost — $16,023,733)	18,938,312

Warrants
WARRANTS — 0.0%
United States — 0.0%
1,307	TIMCO Aviation Services Inc., Expires 2/27/07(c)(d)* (Cost — $1)	0

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $16,023,734)	18,938,312

Face Amount
SHORT-TERM INVESTMENTS — 28.5%
Repurchase Agreement — 3.3%
$654,000	State Street Bank & Trust Co., dated 10/31/05, 3.520% due 11/1/05, Proceeds at maturity — $654,064; (Fully collateralized by U.S. Treasury Bonds, 6.250% due 8/15/23; Market value — $672,216) (Cost — $654,000)	654,000

See Notes to Financial Statements.

10         Smith Barney Hansberger Global Value Fund 2005 Semi-Annual Report

Schedule of Investments (October 31, 2005) (unaudited) (continued)

Shares	Security	Value

Securities Purchased from Securities Lending Collateral — 25.2%
4,984,849	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $4,984,849)	$4,984,849

	TOTAL SHORT-TERM INVESTMENTS (Cost — $5,638,849)	5,638,849

	TOTAL INVESTMENTS — 124.4% (Cost — $21,662,583#)	24,577,161
	Liabilities in Excess of Other Assets — (24.4)%	(4,817,728)

	TOTAL NET ASSETS — 100.0%	$19,759,433

*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Notes 1 and 3).
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.
(c)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (see Note 1).
(d)	Illiquid Security.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipt
CVA	— Certificaaten van aandelen (Share Certificates)
GDR	— Global Depositary Receipt

Summary of Investments by Sector*
Financials	28.8%
Information Technology	13.7
Industrials	10.9
Consumer Discretionary	10.1
Health Care	9.1
Energy	8.1
Telecommunication Services	4.6
Materials	4.3
Consumer Staples	4.1
Utilities	3.0
Repurchase Agreement	3.3

100.0%

*	As a percentage of total investments (Excludes securities purchased from Securities Lending Collateral). Please note that Fund holdings are as of October 31, 2005 and are subject to change.

See Notes to Financial Statements.

Smith Barney Hansberger Global Value Fund 2005 Semi-Annual Report         11

Statement of Assets and Liabilities (October 31, 2005) (unaudited)

ASSETS:
Investments, at value (Cost $21,662,583)	$24,577,161
Foreign currency, at value (Cost $5,833)	5,791
Cash	10
Receivable for securities sold	127,616
Dividends and interest receivable	104,279
Receivable from Manager	4,050
Receivable for Fund shares sold	906
Receivable for open forward foreign currency contracts	371
Prepaid expenses	33,599

Total Assets	24,853,783

LIABILITIES:
Payable for loaned securities collateral	4,984,849
Payable for securities purchased	33,896
Transfer agent fees payable	8,887
Payable for Fund shares repurchased	5,231
Directors’ fees payable	5,096
Distribution fees payable	4,150
Payable for open forward foreign currency contracts	35
Accrued expenses	52,206

Total Liabilities	5,094,350

Total Net Assets	$19,759,433

NET ASSETS:
Par value (Note 6)	$1,535
Paid-in capital in excess of par value	22,373,241
Undistributed net investment income	836,603
Accumulated net realized loss on investments and foreign currency transactions	(6,374,124)
Net unrealized appreciation on investments and foreign currency transactions	2,922,178

Total Net Assets	$19,759,433

Shares Outstanding:
Class A	590,303

Class B	660,151

Class C	285,038

Net Asset Value:
Class A (and redemption price)	$13.10

Class B *	$12.73

Class C *	$12.70

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$13.79

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

12         Smith Barney Hansberger Global Value Fund 2005 Semi-Annual Report

Statement of Operations (For the six months ended October 31, 2005) (unaudited)

INVESTMENT INCOME:
Dividends	$696,782
Income from securities lending	25,872
Interest	8,256
Less: Foreign taxes withheld	(67,381)

Total Investment Income	663,529

EXPENSES:
Management fee (Note 2)	185,342
Distribution plan fees (Notes 2 and 4)	74,267
Registration fees	24,561
Custody fees	22,413
Shareholder reports (Note 4)	18,225
Audit and tax	13,601
Transfer agent fees (Notes 2 and 4)	12,814
Legal fees	10,884
Directors’ fees	9,060
Insurance	2,258
Miscellaneous expenses	9,326

Total Expenses	382,751
Less: Management fee waiver and expense reimbursements (Note 2)	(70,386)

Net Expenses	312,365

Net Investment Income	351,164

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investments	15,716,549
Foreign currency transactions	(52,059)

Net Realized Gain	15,664,490

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(13,186,415)
Foreign currency transactions	(7,458)

Change in Net Unrealized Appreciation/Depreciation	(13,193,873)

Net Gain on Investments and Foreign Currency Transactions	2,470,617

Increase in Net Assets From Operations	$2,821,781

See Notes to Financial Statements.

Smith Barney Hansberger Global Value Fund 2005 Semi-Annual Report         13

Statements of Changes in Net Assets

For the six months ended October 31, 2005 (unaudited) and the year ended April 30, 2005

	October 31	April 30
OPERATIONS:
Net investment income	$351,164	$2,117,926
Net realized gain	15,664,490	20,691,455
Change in net unrealized appreciation/depreciation	(13,193,873)	(10,986,221)

Increase in Net Assets From Operations	2,821,781	11,823,160

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	—	(1,650,586)

Decrease in Net Assets From Distributions to Shareholders	—	(1,650,586)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	1,146,115	2,616,809
Reinvestment of distributions	—	39,244
Cost of shares repurchased	(122,493,154)	(49,968,724)

Decrease in Net Assets From Fund Share Transactions	(121,347,039)	(47,312,671)

Decrease in Net Assets	(118,525,258)	(37,140,097)
NET ASSETS:
Beginning of period	138,284,691	175,424,788

End of period*	$19,759,433	$138,284,691

* Includes undistributed net investment income of:	$836,603	$485,439

See Notes to Financial Statements.

14         Smith Barney Hansberger Global Value Fund 2005 Semi-Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Class A Shares(1)	2005(2)		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$12.44		$11.73	$8.67	$10.86	$11.79	$13.14

Income (Loss) From Operations:
Net investment income	0.05		0.11	0.04	0.06	0.04	0.05
Net realized and unrealized gain (loss)	0.61		0.67	3.09	(2.20)	(0.94)	(1.38)

Total Income (Loss) From Operations	0.66		0.78	3.13	(2.14)	(0.90)	(1.33)

Less Distributions From:
Net investment income	—		(0.07)	(0.07)	(0.05)	(0.03)	(0.02)

Total Distributions	—		(0.07)	(0.07)	(0.05)	(0.03)	(0.02)

Net Asset Value, End of Period	$13.10		$12.44	$11.73	$ 8.67	$10.86	$11.79

Total Return(3)	5.31%		6.63%	36.11%	(19.71)%	(7.61)%	(10.10)%

Net Assets, End of Period (000s)	$7,734		$7,544	$7,679	$5,280	$7,704	$10,367

Ratios to Average Net Assets:
Gross expenses	2.32	%(4)	1.67%	1.55%	1.54%	1.56%	1.49%
Net expenses	1.66	(4)(5)(6)	1.66 (5)	1.55	1.54	1.56	1.49
Net investment income	0.74	(4)	0.89	0.33	0.65	0.35	0.39

Portfolio Turnover Rate	11%		26%	27%	36%	43%	74%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended October 31, 2005 (unaudited).
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	The investment manager voluntarily waived a portion of its fees and/or reimbursed certain expenses.
(6)	Effective May 27, 2005, as a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class A shares of the Fund will not exceed 1.66%.

See Notes to Financial Statements.

Smith Barney Hansberger Global Value Fund 2005 Semi-Annual Report         15

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Class B Shares(1)	2005(2)		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$12.14		$11.47	$ 8.49	$10.66	$11.62	$13.03

Income (Loss) From Operations:
Net investment income (loss)	0.00	(3)	0.02	(0.05)	(0.01)	(0.04)	(0.05)
Net realized and unrealized gain (loss)	0.59		0.65	3.03	(2.16)	(0.92)	(1.36)

Total Income (Loss) From Operations	0.59		0.67	2.98	(2.17)	(0.96)	(1.41)

Net Asset Value, End of Period	$12.73		$12.14	$11.47	$8.49	$10.66	$11.62

Total Return(4)	4.86%		5.84%	35.10%	(20.36)%	(8.26)%	(10.82)%

Net Assets, End of Period (000s)	$8,405		$9,594	$10,937	$8,831	$13,993	$20,476

Ratios to Average Net Assets:
Gross expenses	3.13	%(5)	2.42%	2.34%	2.31%	2.31%	2.29%
Net expenses	2.42	(5)(6)(7)	2.41 (6)	2.34	2.31	2.31	2.29
Net investment income (loss)	0.05	(5)	0.13	(0.45)	(0.13)	(0.33)	(0.39)

Portfolio Turnover Rate	11%		26%	27%	36%	43%	74%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended October 31, 2005 (unaudited).
(3)	Amount represents less than $0.01 per share.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	The investment manager voluntarily waived a portion of its fees and/or reimbursed certain expenses.
(7)	Effective May 27, 2005, as a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class B shares of the Fund will not exceed 2.41%.

See Notes to Financial Statements.

16         Smith Barney Hansberger Global Value Fund 2005 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Class C Shares(1)(2)	2005(3)		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$12.11		$11.46	$8.49	$10.65	$11.62	$13.02

Income (Loss) From Operations:
Net investment income (loss)	(0.00	)(4)	0.00 (4)	(0.05)	(0.01)	(0.04)	(0.05)
Net realized and unrealized gain (loss)	0.59		0.65	3.02	(2.15)	(0.93)	(1.35)

Total Income (Loss) From Operations	0.59		0.65	2.97	(2.16)	(0.97)	(1.40)

Net Asset Value, End of Period	$12.70		$12.11	$11.46	$8.49	$10.65	$11.62

Total Return(5)	4.87%		5.67%	34.98%	(20.28)%	(8.35)%	(10.75)%

Net Assets, End of Period (000s)	$3,620		$3,799	$4,389	$3,189	$4,680	$6,094

Ratios to Average Net Assets:
Gross expenses	3.16	%(6)	2.50%	2.37%	2.34%	2.35%	2.29%
Net expenses	2.50	(6)(7)(8)	2.49 (7)	2.37	2.34	2.35	2.29
Net investment income (loss)	(0.07	)(6)	0.03	(0.49)	(0.14)	(0.37)	(0.44)

Portfolio Turnover Rate	11%		26%	27%	36%	43%	74%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)	For the six months ended October 31, 2005 (unaudited).
(4)	Amount represents less than $0.01 per share.
(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(6)	Annualized.
(7)	The investment manager voluntarily waived a portion of its fees and/or reimbursed certain expenses.
(8)	Effective May 27, 2005, as a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class C shares of the Fund will not exceed 2.49%.

See Notes to Financial Statements.

Smith Barney Hansberger Global Value Fund 2005 Semi-Annual Report         17

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

The Smith Barney Hansberger Global Value Fund (the “Fund”) is a separate diversified investment series of Smith Barney Investment Funds Inc. (“Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

18         Smith Barney Hansberger Global Value Fund 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

(d) Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on its non-US dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign Risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(g) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from

Smith Barney Hansberger Global Value Fund 2005 Semi-Annual Report         19

Notes to Financial Statements (unaudited) (continued)

changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(j) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Management Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager of the Fund. Effective October 1, 2005, the Fund’s investment management fee, which is calculated daily and paid monthly, was reduced from 0.95% of the Fund’s average daily net assets to a fee calculated in accordance with the following breakpoint schedule:

20         Smith Barney Hansberger Global Value Fund 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Average Daily Net Assets	Management Fee Rate
First $1 billion	0.850%
Next $1 billion	0.825
Next $3 billion	0.800
Next $5 billion	0.775
Over $10 billion	0.750

During the six months ended October 31, 2005, SBFM waived a portion of its management fee and reimbursed certain expenses amounting to $70,386.

Smith Barney Allocation Series Inc. (“Allocation Series”), also managed by SBFM or one of its affiliates, owned substantially all of the Fund’s outstanding Class Y shares, which represented 85% of the total net assets of the Fund. On May 27, 2005, all Class Y shares were redeemed. In connection with this redemption, SBFM instituted voluntary expense limitations of 1.66%, 2.41% and 2.49% on the Fund’s Class A, B and C shares, respectively. These expense limitations became effective on May 27, 2005 and can be terminated at any time by SBFM.

SBFM has entered into a sub-advisory agreement with Hansberger Global Investors, Inc. (“Hansberger”). Pursuant to the sub-advisory agreement, Hansberger is responsible for the day-to-day portfolio operations and investment decisions of the Fund. SBFM (and not the Fund) pays Hansberger a fee of 0.50% of the Fund’s average daily net assets for the services Hansberger provides as sub-adviser.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the six months ended October 31, 2005, the Fund paid transfer agent fees of $5,411 to CTB.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended October 31, 2005, CGM received sales charges of approximately $8,700 on sales of the Fund’s Class A shares. In addition, for the six months ended October 31, 2005, CDSCs paid to CGM were approximately:

	Class B	Class C
CDSCs	$16,000	$0	*

*	Amount represents less than $1,000

Smith Barney Hansberger Global Value Fund 2005 Semi-Annual Report         21

Notes to Financial Statements (unaudited) (continued)

Certain officers and one Director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Company.

3.	Investments

During the six months ended October 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$4,002,540

Sales	123,320,744

At October 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$3,760,654
Gross unrealized depreciation	(846,076)

Net unrealized appreciation	$2,914,578

At October 31, 2005, the Fund had the following open forward currency contracts:

	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell:
Japanese Yen	7,231,675	62,144	11/1/2005	$371
Japanese Yen	4,689,536	40,299	11/2/2005	(35)

Net Unrealized Gain				$336

At October 31, 2005, the Fund loaned securities having a market value of $4,885,869. The Fund received cash collateral amounting to $4,984,849 which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund, under the 1940 Act.

4.	Class Specific Expenses

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the six months ended October 31, 2005, total Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Distribution Plan Fees	$9,595	$45,736	$18,936

For the six months ended October 31, 2005, total Transfer Agent fees were as follows:

	Class A	Class B	Class C	Class Y†
Transfer Agent Fees	$4,401	$5,918	$2,484	$11

†	On May 27, 2005, Class Y shares were liquidated.

22         Smith Barney Hansberger Global Value Fund 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

For the six months ended October 31, 2005, total Shareholder Reports expenses were as follows:

	Class A	Class B	Class C	Class Y†
Shareholder Reports Expenses	$5,594	$8,464	$4,108	$59

†	On May 27, 2005, Class Y shares were liquidated.

5.	Distributions to Shareholders by Class

	Six Months Ended October 31, 2005	Year Ended April 30, 2005
Net Investment Income
Class A	—	$41,116
Class Y†	—	1,609,470

Total	—	$1,650,586

†	On May 27, 2005, Class Y shares were liquidated.

6.	Capital Shares

At October 31, 2005, the Company had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended October 31, 2005		Year Ended April 30, 2005
	Shares	Amount	Shares	Amount
Class A
Shares sold	59,897	$777,678	109,233	$1,344,603
Shares issued on reinvestment	—	—	3,160	39,244
Shares repurchased	(75,930)	(974,273)	(160,521)	(1,935,142)

Net Decrease	(16,033)	$(196,595)	(48,128)	$(551,295)

Class B
Shares sold	18,452	$233,231	66,365	$800,476
Shares repurchased	(148,831)	(1,870,877)	(229,440)	(2,741,380)

Net Decrease	(130,379)	$(1,637,646)	(163,075)	$(1,940,904)

Class C
Shares sold	10,798	$135,206	39,654	$471,730
Shares repurchased	(39,413)	(493,168)	(109,123)	(1,312,091)

Net Decrease	(28,615)	$(357,962)	(69,469)	$(840,361)

Class Y†
Shares repurchased	(9,405,991)	$(119,154,836)	(3,546,995)	$(43,980,111)

Net Decrease	(9,405,991)	$(119,154,836)	(3,546,995)	$(43,980,111)

†	On May 27, 2005, Class Y shares were liquidated.

Smith Barney Hansberger Global Value Fund 2005 Semi-Annual Report         23

Notes to Financial Statements (unaudited) (continued)

7.	Capital Loss Carryforward

At April 30, 2005, the Fund had a net capital loss carryforward of $22,038,614 of which $1,273,822 expires in 2008, $4,231,110 expires in 2010, and $16,533,682 expires in 2011. These amounts will be available to offset any future taxable capital gains.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been

24         Smith Barney Hansberger Global Value Fund 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason Inc.

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, SBFM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

*    *     *

Beginning in June, 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM (the “Distributor”) and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on Fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain aspects of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers,

Smith Barney Hansberger Global Value Fund 2005 Semi-Annual Report         25

Notes to Financial Statements (unaudited) (continued)

recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, SBFM believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, SBFM and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the complaint. Those motions are pending before the court.

10.	Other Matters

The Fund has received information concerning SBFM as follows:

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment advisory services relating to the Fund.

11.	Subsequent Events

On December 1, 2005, Citigroup completed the sale of substantially all of its asset management business, CAM, to Legg Mason, Inc. (“Legg Mason”). As a result, SBFM, previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract and sub-advisory contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager and new sub-advisory contract which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 2, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $830 billion.

The Fund’s Board has appointed the Fund’s current distributor, CGM and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason,

26         Smith Barney Hansberger Global Value Fund 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

as co-distributors of the Fund. The Fund’s Board has also approved amended and restated Rule 12b-1 Plans. CGM, PFS and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

Effective December 1, 2005, with respect to those Fund share classes subject to a Rule 12b-1 Plan, the Fund pays service and distribution fees to each of LMIS and CGM for the services they provide and expenses they bear under the Distribution Agreements. The expenses intended to be covered by the distribution fees include those of each co-distributor. The co-distributors will provide the Fund’s Board with periodic reports of amounts expended under the Fund’s Rule 12b-1 Plans and the purposes for which such expenditures were made.

Effective December 1, 2005, CGM will no longer be an affiliated person of the Fund under the 1940 Act. As a result, the Fund will be permitted to execute transactions with CGM or an affiliate of CGM as agent (but not as principal) without the restrictions applicable to transactions with affiliated persons. Similarly, the Fund generally will be permitted to purchase securities in underwritings in which CGM or an affiliate of CGM is a member without the restrictions imposed by certain rules of the SEC. The Manager’s use of CGM or affiliates of CGM as agent in portfolio transactions with the Fund will be governed by the Fund’s policy of seeking the best overall terms available.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund. The principal business office of PFPC is located at P.O. Box 9699, Providence, RI 02940-9699.

Smith Barney Hansberger Global Value Fund 2005 Semi-Annual Report         27

Board Approval of Management Agreement (unaudited)

At separate meetings of the Fund’s Board of Directors, the Board considered the re-approval for an annual period of the Fund’s management agreement (the “Management Agreement”), pursuant to which Smith Barney Fund Management LLC (the “Manager”) provides the Fund with investment management and administrative services, and the Fund’s sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”), pursuant to which Hansberger Global Investors, Inc. (the “Sub-Adviser”) provides day-to-day management of the Fund’s investments. The Board members who are not “interested persons” (as defined in the 1940 Act, as amended (the “Independent Directors”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and Sub-Adviser. The Independent Directors requested and received information from the Manager and Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and Sub-Adviser. This information was initially reviewed by a special committee comprised of all of the Independent Directors and then by the full Board. Prior to the Board’s deliberations, Citigroup had announced an agreement to sell the Manager to Legg Mason, which, subject to certain approvals, was expected to be effective later in the year. Consequently, representatives of Legg Mason discussed with the Board Legg Mason’s intentions regarding the preservation and strengthening of the Manager’s business. The Independent Directors also requested and received certain assurances from senior management of Legg Mason regarding the continuation of the Fund’s portfolio management team and of the level of other services provided to the Fund and its shareholders should the sale of the Manager be consummated. At subsequent Board meetings, representatives of Citigroup Asset Management (“CAM”) and Legg Mason made additional presentations to and responded to further questions from the Board regarding Legg Mason’s acquisition of the Manager. After considering these presentations and reviewing additional written materials provided by CAM and Legg Mason, the Board, including the Independent Directors, approved, subject to shareholder approval, new Agreements permitting the Manager and Sub-Adviser to continue to provide their services to the Fund after consummation of the sale of the Manager to Legg Mason. (Shareholders approved the new Agreements and the sale of CAM to Legg Mason was consummated as of December 1, 2005.)

In voting to approve the Agreements, the Independent Directors considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Analysis of the Nature, Extent and Quality of the Services provided to the Fund

The Board received a presentation from representatives of the Manager regarding the nature, extent and quality of services provided to the Fund and other funds in the CAM fund complex. In addition, the Independent Directors received and considered other information regarding the services provided to the Fund by the Manager and Sub-Adviser under the respective Agreements during the past year, including a description of the

28         Smith Barney Hansberger Global Value Fund 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

administrative and other services rendered to the Fund and its shareholders by the Manager. The Board members also considered the Manager’s supervisory activities over the Sub-Adviser. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager and Sub-Adviser about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and Sub-Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the CAM fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager and Sub-Adviser had expanded over time as a result of regulatory and other developments, including maintaining and monitoring their own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, comprised of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered with respect to the Fund brokerage policies and practices, the standards applied in seeking best execution, policies and practices regarding soft dollars, the use of affiliated brokers and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, the Manager’s business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement by the Manager and the Sub-Advisory Agreement by the Sub-Adviser.

Fund Performance

The Board received and reviewed performance information for the Fund and for a group of comparable funds (the “Performance Universe”) selected by Lipper Inc., an independent provider of investment company data. The Board was provided with a description of the

Smith Barney Hansberger Global Value Fund 2005 Semi-Annual Report         29

Board Approval of Management Agreement (unaudited) (continued)

methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also was provided with information comparing the Fund’s performance to the Lipper category averages over various time periods. The Board members noted that they had also received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark index. The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “global large-cap value funds” by Lipper, was for the one-, three- and five-year periods ended March 31, 2005. The Fund performed below the median for each period. The Board members discussed with representatives of management the reasons for the Fund’s underperformance compared to the Performance Universe during the periods covered by the Lipper data. It was noted that the Fund manager’s bias towards established, large capitalization companies and the increased propensity for risk by the global investment community played a role in the Fund’s underperformance over the reporting period. In addition, an underweight allocation to the energy and energy-related sectors detracted from the Fund’s recent performance. The Board members also noted that large redemptions and the Fund’s relatively small asset size had hampered performance. The Board members noted that the portfolio manager was very experienced with a superior long-term track record. The Board also reviewed performance information provided by the Manager for periods ended June 2005, which showed the Fund’s performance continued to underperform the Lipper category average during the second quarter. Based on its review, the Board concluded that it was necessary to continue to closely monitor the performance of the Fund and its portfolio management team.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager for investment management and administrative services in light of the nature, extent and quality of the management services provided by the Manager. The Board noted that the Manager, and not the Fund, pays the sub-investment advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of funds in both the relevant expense group (the “Expense Group”) and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding the fees the Manager charged its other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund providers. The Board consid -

30         Smith Barney Hansberger Global Value Fund 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

ered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are expended.

The information comparing the Fund’s Contractual Management Fee as well as its actual total expense ratio to its Expense Group, consisting of six retail front-end load funds (including the Fund) of which one was classified as a “global large-cap value fund”, three as “global large-cap core funds” and two as “global multi-cap funds” by Lipper, showed that the Fund’s Contractual Management Fee was higher than the median of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s actual total expense ratio was lower than the median of total expense ratios of the other funds in the Expense Group.

After discussion with the Board members, the Manager offered to reduce the Contractual Management Fee and institute a breakpoint schedule to the Fund’s Contractual Management Fee, resulting in a reduction in the Fund’s overall effective fee rate.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative expense information (particularly, the Manager’s agreement to reduce the Contractual Management Fee rate and institute a breakpoint schedule) and the nature, extent and quality of the services provided to the Fund under the Agreements.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

Smith Barney Hansberger Global Value Fund 2005 Semi-Annual Report         31

Board Approval of Management Agreement (unaudited) (continued)

The Board also considered whether alternative fee structures (such as with additional breakpoints at lower asset levels) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

The Board noted that the Fund’s asset level had not yet reached the specified asset level at which one or more breakpoints to its new Contractual Management Fee would be triggered. The Board noted that the Fund’s new Contractual Management Fee with breakpoints increased the potential for sharing economies of scale with shareholders as the Fund grows. The Board also noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed Fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of the Manager’s relationship with the Fund, including any soft dollar arrangements, receipt of brokerage commissions and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Board members approved the Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Agreements.

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes Smith Barney Fund Management LLC, the Fund’s Manager (the “Manager”), to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement and subadvisory agreement in accordance with the 1940 Act. Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Manager (the “New Management Agreement”) and a new subadvisory agreement between the Adviser and Hansberger Global Investors, Inc. the Fund’s subadviser (the “Subadviser”) (the “New Subadvisory Agreement”) and authorized the Fund’s officers to submit the New Management Agreement and the New Subadvisory Agreement to shareholders for their approval.

32         Smith Barney Hansberger Global Value Fund 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held on August 1, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Manager as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement and the New Subadvisory Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. To assist the Board in its consideration of the New Subadvisory Agreement, the Board received in advance of their meeting certain materials and information. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement and the New Subadvisory Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that, following the Transaction CAM will be part of an organization focused on the asset management business;

(iii) that Legg Mason is an experienced and respected asset management firm, and that Legg Mason has advised the Board Members that (a) it may wish to combine certain CAM operations with those of certain Legg Mason subsidiaries; (b) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (c) in the future, it may recommend that Legg Mason subsidiaries be appointed as the manager or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

Smith Barney Hansberger Global Value Fund 2005 Semi-Annual Report         33

Board Approval of Management Agreement (unaudited) (continued)

(iv) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(v) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and their shareholders by the Manager, including compliance services;

(vi) that Legg Mason has advised the Board that it has no present intention to alter the expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any “undue burden” on Fund shareholders under applicable provisions of the 1940 Act;

(viii) the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(ix) the division of responsibilities between the Manager and the Subadviser and the services provided by each of them, and the cost to the Manager of obtaining those services;

(x) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds;

(xi) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xii) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xiii) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(xiv) the terms and conditions of the New Management Agreement, including the differences from the current management agreement;

(xv) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xvi) that the Fund would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction ; and

(xvii) that, as discussed in detail above, within the past year the Board had performed a full annual review of the current management agreement as required by

34         Smith Barney Hansberger Global Value Fund 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall out benefits, fees and economies of scale and investment performance as it did when it renewed the current management agreement, and reached substantially the same conclusions.

In their deliberations concerning the New Subadvisory Agreement, among other things, the Board Members considered:

(i) the current responsibilities of the Subadviser and the services currently provided by it;

(ii) Legg Mason’s combination plans, as described above;

(iii) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Subadviser, including compliance services;

(iv) that the Subadviser is not part of the Transaction, and that the Transaction is expected to have no effect on the services to be provided by the Subadviser or its ability to provide them;

(v) the fact that the fees paid to the Subadviser (which are paid by the Manager and not the Fund) will not increase by virtue of the New Subadvisory Agreement, but will remain the same;

(vi) the terms and conditions of the New Subadvisory Agreement;

(vii) that, as discussed in greater detail above, within the past year the Board had performed a full annual review of the current subadvisory agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Subadvisory Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, fees and economies of scale and investment performance as it did when it renewed the current subadvisory agreement, and reached substantially the same conclusions.

(viii) that the Fund would not bear the costs of obtaining shareholder approval of the New Subadvisory Agreement; and

(ix) the factors enumerated and/or discussed above in connection with the approval of the New Management Agreement, to the extent relevant.

Smith Barney Hansberger Global Value Fund 2005 Semi-Annual Report         35

Smith Barney Hansberger Global Value Fund

DIRECTORS

Paul R. Ades

Dwight B. Crane

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Jerome H. Miller

Ken Miller

OFFICERS

R. Jay Gerken, CFA

President and

Chief Executive Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

Kaprel Ozsolak

Chief Financial Officer
and Treasurer

Andrew Beagley

Chief Anti-Money Laundering
Compliance Officer and
Chief Compliance Officer

Steven Frank

Controller

Robert I. Frenkel

Secretary and

Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund Management LLC

SUB-INVESTMENT ADVISER

Hansberger Global Investors, Inc.

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Smith Barney Investment Funds Inc. — Smith Barney Hansberger Global Value Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD02865 12/05 05-9394

Smith Barney Hansberger Global Value Fund

The Fund is a separate series of the Smith Barney Investment Funds Inc., a Maryland corporation.

SMITH BARNEY HANSBERGER GLOBAL VALUE FUND

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Investment Funds Inc.

By:	/s/ R. JAY GERKEN
R. Jay Gerken Chief Executive Officer of Smith Barney Investment Funds Inc.

Date: January 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken Chief Executive Officer of Smith Barney Investment Funds Inc.

Date: January 9, 2006

By:	/s/ KAPREL OZSOLAK
Kaprel Ozsolak Chief Financial Officer of Smith Barney Investment Funds Inc.

Date: January 9, 2006